UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2015

Global Net Lease, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55202	45-2771978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 2, 2015, the board of directors (the “Board”) of Global Net Lease, Inc. (the “Company”) approved an amendment and restatement of the Company’s Bylaws (as amended and restated, the “Bylaws”). Prior to the Listing, the Company has operated as a non-traded REIT subject to the NASAA Statement of Policy Regarding Real Estate Investment Trusts (the “NASAA REIT Guidelines”), as a result of which the original Bylaws contained numerous provisions that are not applicable to exchange-traded REITs and other companies, including the Company’s competitors. The original Bylaws were amended and restated effective as of the date of approval to, among other things:

•	Remove reference to the month of the annual meeting of stockholders.

•	Establish procedures for stockholders to call a special meeting of stockholders. The procedures address issues relating to (a) an increase in the percentage of shares entitled to require a special meeting of stockholders from 10% (as required by the NASAA REIT Guidelines) to a majority, (b) delivery and contents of the initial notices from stockholders requesting a special meeting, (c) the fixing of a record date for determining stockholders entitled to request a special meeting and stockholders entitled to notice of and to vote at the meeting, (d) responsibility for the costs of preparing and mailing notice of the meeting, (e) setting the time, date and place of special stockholders meetings, (f) revocation of requests for special stock0holders meetings and (g) verifying the validity of a stockholder request for a special meeting.

•	(a) Clarify that notice of stockholders meetings may be given by electronic transmission, (b) provide for “householding” of notices, as permitted by the Maryland General Corporation Law (“MGCL”) and federal proxy rules, (c) provide that a minor irregularity in providing notice of a stockholders meeting will not affect the validity of the meeting and (d) clarify that the Company may postpone or cancel a stockholders meeting.

•	Provide that directors will be elected by a plurality of the votes cast.

•	More fully develop the advance notice provisions for stockholder nominations for directors and stockholder business proposals. The amendments (a) expand the information required to be disclosed by the stockholder making a proposal or nomination, including without limitation (i) the extent to which the stockholder proponent has entered into any hedging transaction or other arrangement with the effect or intent of mitigating or otherwise managing benefit, loss or risk of share price changes or increasing or decreasing the proponent’s voting power in the stock of the Company or any affiliate of the Company, and (ii) the proponent’s investment strategy or objective and any related disclosure document that the proponent has provided to its investors and other information as may be required by the Company and (b) require, as part of the existing verification process, that the stockholder, upon request, update information provided to the Company and notify the Company of any change in such information.

•	Clarify the method by which a director may resign from the Board.

•	Delete the NASAA REIT Guidelines requirement that independent directors nominate replacements for vacancies among the independent directors’ positions.

•	Delete the section providing for no director liability for losses which occur by reason of the failure of the bank, trust company, savings and loan association or other institution with whom moneys or stock have been deposited.

•	Delete the section providing that, unless required by law, no director is obligated to give any bond or surety for the performance of his or her duties.

•	Delete the NASAA REIT Guidelines requirement that all Board committees be comprised of a majority of independent directors. While NYSE rules require that the Company’s committees be comprised of independent directors in order for the Company to list its shares of common stock, the NYSE definition of independence is much less restrictive than the NASAA REIT Guidelines definition.

•	Clarify that the Board may designate the Chairman of the Board as an executive or non-executive chairman and that the Chairman of the Board shall not, solely by reason of the Bylaws, be an officer of the Company.

•	Clarify that a stockholder is not entitled to a stock certificate unless the Board determines that certificates will be issued.

•	Clarify that a stockholders meeting may be postponed without further notice to a date not more than 120 days after the record date originally fixed for the meeting.

•	Provide that, unless the Company consents in writing to an alternative forum, the state and federal courts in Baltimore, Maryland are the exclusive forum for certain litigation, including (a) derivative actions on behalf of the Company, (b) actions asserting claims of breach of any duty owed by any director, officer or employee of the Company, (c) actions asserting a claim against the Company or any director, officer or other employee arising under the MGCL, the Bylaws or the Company’s charter and (d) actions governed by the internal affairs doctrine.

This summary of the material changes to the Bylaws is qualified in its entirety by the Bylaws attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On June 2, 2015, the Board adopted an Amended and Restated Code of Business Conduct and Ethics (the “Code”) that applies to all of the Company’s directors, officers and employees to be effective upon Listing. The Code covers topics such as business ethics, compliance standards and procedures, confidential information, conflicts of interest, corporate opportunities, protection and proper use of the Company’s assets, fair dealing, compliance with laws and insider trading, procedures for reporting of illegal or unethical behavior, public disclosure, payments to government personnel and waivers of the Code, among others.

The description of the Code in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Code, attached as Exhibit 14.1 to this Current Report on Form 8-K and incorporated herein by reference. The Code will also be posted on the Company’s website at www.globalnetlease.com on June 2, 2015 under the “Corporate Governance” subsection of the “Investor Relations” tab.

Item 8.01. Other Events.

On June 2, 2015, the Company issued a press release, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Global Net Lease, Inc.
14.1	Amended and Restated Code of Business Conduct and Ethics
99.1	Press Release dated June 2, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2015	By:	/s/ Scott J. Bowman
		Name:	Scott J. Bowman
		Title:	Chief Executive Officer